Customers Bancorp
1015 Penn Avenue
Wyomissing, PA 19610
Contacts:
Jay Sidhu, Chairman & CEO 610-935-8693
Richard Ehst, President & COO 610-917-3263
Investor Contact:
Robert Wahlman, CFO 610-743-8074

CUSTOMERS BANCORP PROVIDES 2014 AND 2015 EARNINGS GUIDANCE

Wyomissing, PA — January 23, 2014 — In response to a question raised to Customers Bancorp, Inc. management, the Company at its 2:00 pm January 23, 2014 earnings call provided the following earnings guidance for 2014 and 2015:

•	2014 full year earnings guidance of $1.65 to $1.70 fully diluted earnings per share, up approximately 17.1% over full year 2013 fully diluted earnings per share

•	2015 full year earnings guidance of $1.95 to $2.00 fully diluted earnings per share, up approximately 17.9% over estimated full year 2014 fully diluted earnings per share

•	Current share price ($19.67) is 11.7x estimated 2014 earnings, and 10.0x estimated 2015 earnings

•	Current share price ($19.67) is 1.1x estimated 2014 year end book value, and 1.0x estimated 2015 book value

•	Earnings guidance is based on a very strong loan pipeline at year end 2013, continued top line growth, maintaining strong credit quality, and continued focus on expense management

•	The amounts assume no additional common shares are issued during 2014 or 2015 and all growth is organic

The preceding is estimated guidance regarding the Company’s fully diluted earnings per share for the years 2014 and 2015.  This guidance consists solely of estimates prepared by management based on currently available information and assumptions of future performance of the company and the general economy.  The Company’s independent registered public accounting firm has not audited, reviewed or performed any procedures with respect to this guidance and, accordingly, does not express an opinion or any other form of assurance with respect to this data.  The actual results may differ from this guidance, and any such differences could be material.  Accordingly, undue reliance should not be placed on these numbers.  Please refer to our entire forward looking statements regarding factors to consider and evaluate in relying on the guidance provided.

Institutional Background

Customers Bancorp, Inc. is a bank holding company located in Wyomissing, Pennsylvania engaged in banking and related businesses through its bank subsidiary, Customers Bank.  Customers Bank is a community-based, full-service bank with assets of approximately $4.2 billion.  A member of the Federal Reserve System and deposits insured by the Federal Deposit Insurance Corporation (“FDIC”), Customers Bank provides a range of banking services to small and medium-sized businesses, professionals, individuals and families through offices in Pennsylvania, New York, Rhode Island, Massachusetts, and New Jersey.  Committed to fostering customer loyalty, Customers Bank uses a High Tech/High Touch strategy that includes use of industry-leading technology supporting experienced private bankers and concierge bankers, providing exceptional customer service as well as better access to their money, and a continually expanding portfolio of loans to small businesses, multifamily projects, mortgage companies and consumers.

Customers Bancorp, Inc. is listed on the NASDAQ exchange under the symbol CUBI.  Additional information about Customers Bancorp, Inc. can be found on the company’s website, www.customersbank.com.

“Safe Harbor” Statement

In addition to historical information, this press release may contain “forward-looking statements” which are made in good faith by Customers Bancorp, Inc., pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, the Securities Act of 1933, as amended and the Securities Exchange Act of 1934, as amended. These forward-looking statements include statements with respect to Customers Bancorp, Inc.’s strategies, goals, beliefs, expectations, estimates, intentions, capital raising efforts, financial condition and results of operations, future performance and business. Statements preceded by, followed by or that include the words “may,” “could,” “should,” “pro forma,” “looking forward,” “would,” “believe,” “expect,” “anticipate,” “estimate,” “intend,” “plan,” or similar expressions generally indicate a forward-looking statement. These forward-looking statements involve risks and uncertainties that are subject to change based on various important factors (some of which, in whole or in part, are beyond Customers Bancorp, Inc.’s control). Numerous competitive, economic, regulatory, legal and technological factors, among others, could cause Customers Bancorp, Inc.’s financial performance to differ materially from the goals, plans, objectives, intentions and expectations expressed in such forward-looking statements. Customers Bancorp, Inc. cautions that the foregoing factors are not exclusive, and neither such factors nor any such forward-looking statement takes into account the impact of any future events. All forward-looking statements and information set forth herein are based on management's current beliefs and assumptions as of the date hereof and speak only as of the date they are made. For a more complete discussion of the assumptions, risks and uncertainties related to our business, you are encouraged to review Customers Bancorp, Inc.’s filings with the Securities and Exchange Commission, including its most recent annual report on Form 10-K, as updated by subsequently filed Forms 10-Q, as well as any changes in risk factors that may be identified in its quarterly or other reports filed with the SEC. Customers Bancorp, Inc. does not undertake to update any forward looking statement whether written or oral, that may be made from time to time by Customers Bancorp, Inc. or by or on behalf of Customers Bank.

Forward Looking Statements

This presentation as well as other written or oral communications made from time to time by us, may contain certain forward-looking information within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. These statements relate to future events or future predictions, including events or predictions relating to our future financial performance, and are generally identifiable by the use of forward-looking terminology such as “believes,” “expects,” “may,” “will,” “should,” “plan,” “intend,” “on condition,” “target,”  “estimates,” “preliminary,” or “anticipates” or the negative thereof or comparable terminology, or by discussion of strategy or goals or other future events, circumstances or effects. These forward-looking statements regarding future events and circumstances involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, financial condition, performance or achievements to be materially different from any future results, levels of activity, financial condition, performance or achievements expressed or implied by such forward-looking statements. This information is based on various assumptions, estimates or judgments by us that may not prove to be correct.

Important factors to consider and evaluate in such forward-looking statements include:
▪	availability and adequacy of cash flow to meet our debt service requirements under the notes;
▪	changes in competitive and market factors might affect our results or operations;
▪	changes in laws and regulations, including without limitation changes in capital requirements under the Basel III capital proposals;
▪	changes in our business strategy or an inability to execute our strategy due to the occurrence of unanticipated events;
▪	our ability to identify potential candidates for, and consummate, acquisition or investment transactions;
▪	the timing and results of acquisitions or investment transactions;
▪	our failure to complete any or all of the transactions described herein on the terms currently contemplated;
▪
local, regional, national, and international economic conditions and events and the impact they may have on us and our customers, including our operations and investments, both in the United States and contemplated in India;

▪	targeted or estimated returns on assets and equity, growth rates and future asset levels;
▪	our ability to attract deposits and other sources of liquidity and capital;
▪	changes in the financial performance and/or condition of our borrowers, and issuers of securities we hold;
▪	changes in the level of non-performing and classified assets and charge-offs;
▪
changes in estimates of future loan loss reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements, as well as changes in borrowers’ payment behavior and creditworthiness;

▪	changes in our capital structure resulting from future capital offerings or acquisitions;
▪	inflation, interest rate, securities market and monetary and foreign currency fluctuations, both in the United States, and internationally, especially in India due to our strategic investment
▪
the effects on our mortgage warehouse lending and retail mortgage businesses of changes in the mortgage origination markets, including changes due to changes in monetary policies, interest rates and the regulation of mortgage originators, services and securitizers;

▪	timely development and acceptance of new banking products and services and perceived overall value of these products and services by users;
▪	changes in consumer spending, borrowing and saving habits;
▪	technological changes;
▪	our ability to grow, increase market share and control expenses, and maintain sufficient liquidity;
▪	timely development and acceptance of new banking products and services and perceived overall value of these products and services by users;
▪	volatility in the credit and equity markets and its effect on the general economy;
▪	the potential for customer fraud, especially in our mortgage warehouse lending business;

▪
effects of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as the Public Company Accounting Oversight Board, the Financial Accounting Standards Board and other accounting standard setters;

▪
the businesses of the Bank and any acquisition targets, merger partners or strategic investments, and their subsidiaries not integrating successfully or such integration being more difficult, time-consuming or costly than expected;

▪	our ability to integrate currently contemplated and future acquisition targets and investments may be unsuccessful, or may be more difficult, time-consuming or costly than expected;
▪	material differences in the actual financial results of merger, acquisition, and investment activities compared with expectations;
▪	investments in new markets, domestic or foreign, where we have little or no experience;
▪	the levels of activity and revenue from referrals from contractual or investment arrangements; and
▪	the liquidity and values of our strategic investments, including foreign strategic investments in India.

These forward-looking statements are subject to significant uncertainties and contingencies, many of which are beyond our control. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, financial condition, performance or achievements. Accordingly, there can be no assurance that actual results and cash flows will meet our expectations or will not be materially lower than the results, cash flows, or financial condition contemplated in this presentation. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this document or, in the case of documents referred to or incorporated by reference, the dates of those documents. We do not undertake any obligation to release publicly any revisions to these forward-looking statements to reflect events or circumstances after the date of this document or to reflect the occurrence of unanticipated events.

This presentation is for discussion purposes only, and shall not constitute any offer to sell or the solicitation of an offer to buy any security, nor is it intended to give rise to any legal relationship between Customers Bancorp, Inc. (the “Company”) and you or any other person, nor is it a recommendation to buy any securities or enter into any transaction with the Company. The information contained herein is preliminary and material changes to such information may be made at any time. If any offer of securities is made, it shall be made pursuant to a definitive offering memorandum or prospectus (“Offering Memorandum”) prepared by or on behalf of the Company, which would contain material information not contained herein and which shall supersede, amend and supplement this information in its entirety.

Any decision to invest in the Company’s securities should be made after reviewing an Offering Memorandum, conducting such investigations as the investor deems necessary or appropriate, and consulting the investor’s own legal, accounting, tax, and other advisors in order to make an independent determination of the suitability and consequences of an investment in such securities.  No offer to purchase securities of the Company will be made or accepted prior to receipt by an investor of an Offering Memorandum and relevant subscription documentation, all of which must be reviewed together with the Company’s then-current financial statements and, with respect to the subscription documentation, completed and returned to the Company in its entirety. Unless purchasing in an offering of securities registered pursuant to the Securities Act of 1933, as amended, all investors must be “accredited investors” as defined in the securities laws of the United States before they can invest in the Company.